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                                 EXHIBIT 99.03

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1993-2

                         [Exhibit Begins on Next Page]
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                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]




                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-2

                _______________________________________________

                Monthly Period:                    04/01/96 to
                                                   04/30/96
                Distribution Date:                 05/15/96
                Transfer Date:                     05/14/96

        Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-2 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

        A.      Information Regarding the Current Monthly Distribution.
                -------------------------------------------------------

                1.   The total amount of the distribution
                     to Certificateholders per $1,000
                     original certificate principal amount           $4.70833333

                2.   The amount of the distribution set forth in
                     paragraph 1 above in respect of interest on
                     the Certificates, per $1,000 original
                     certificate principal amount                    $4.70833333

                3.   The amount of the distribution set forth in
                     paragraph 1 above in respect of principal on
                     the Certificates, per $1,000 original
                     certificate principal amount                    $0.00000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1993-2
Page 2



B. Information Regarding the Performance of the Trust.

   1.  Collection of Principal Receivables.
       ------------------------------------
       The aggregate amount of Collections of Principal
       Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                  Principal Collection Rate      $ Amount
                               ----------------------------------------------
                                                 10.28%       $51,402,321.02


   2.  Collection of Finance Charge Receivables.
       -----------------------------------------
       The aggregate amount of Collections of Finance Charge
       Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                  Finance Charge Yield         $ Amount
                               ----------------------------------------------
           Periodic Finance Charges              14.92%        $6,216,691.72
           Discount Receivables                   1.62%          $677,031.58
                                                  -----          -----------
             Total                               16.54%        $6,893,723.30


   3.  Principal Receivables / Investor Percentages
       --------------------------------------------
       (a)     The aggregate amount of Principal Receivables
               in the Trust as of the last day of the
               Collection Period                          $15,407,153,743.19

       (b) (1) Invested Amount as of the last day
               of the Collection Period                      $500,000,000.00

           (2) The CCA Amount as of the last day of the
               Collection Period                                       $0.00

       (c) (1) The Floating Investor Percentage: The Invested
               Amount plus the CCA Amount set forth in
               paragraph 3(b) above as a percentage of the
               aggregate amount of Principal Receivables set forth
               in paragraph 3(a) above (finance charge & defaults)     3.245%

           (2) The Floating Investor Percentage: The Invested
               Amount as a percentage of the aggregate amount
               of Principal Receivables (principal collections)        3.245%

       (d)     During the Amortization Period: The Invested
               Amount plus the CCA Amount as of _______
               (the last day of the Revolving Period)                    N/A

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1993-2
Page 3

       (e) The Fixed/Floating Allocation Percentage: The
           Amount set forth in paragraph 3(d) above as a
           percentage of the aggregate amount of Principal
           Receivables set forth in paragraph 3(a) above                 N/A


   4.  Delinquent Balances.
       --------------------
       The aggregate amount of outstanding balances in the
       Accounts which were delinquent as of the end of the day
       on the last day of the Collection Period                Aggregate
                                       % of Total               Account
                                       Outstandings             Balance
                                    -----------------------------------------
       (a)     35 - 64 days              1.47%               $233,085,687.89
       (b)     65 - 94 days              0.95%               $150,215,281.63
       (c)     95 - 124 days             0.70%               $110,895,315.12
       (d)     125 - 154 days            0.56%                $88,035,352.92
       (e)     155 or more days          0.90%               $142,961,233.62
                                    -----------------------------------------
                             Total       4.58%               $725,192,871.18
                                    =========================================

   5.  Monthly Investor Default Amount.
       --------------------------------
       (a) The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the
           Collection Period allocable to the Invested Amount
           Amount (the "Monthly Investor Default
           Amount")                                            $2,024,935.13


    6. Investor Charge-Offs; Reimbursements of Charge-Offs.
       ----------------------------------------------------
       (a) The aggregate amount of Investor Charge-Offs
           during the Collection Period                                $0.00

       (b) The amounts set forth in paragraph 6(a) above, per
           $1,000 original certificate principal amount (which
           will have the effect of reducing, pro rata, the
           amount of each Certificateholder's investment)              $0.00

       (c) The aggregate amount of Investor Charge-
           Offs reimbursed on the Transfer Date                       $0.00

       (d) The amount set forth in paragraph 6(c) above, per
           $1,000 interest (which will have the effect of
           increasing, pro rata, the amount of each
           Certificateholder's investment)                             $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1993-2
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   7.  Investor Servicing Fee.
       -----------------------
       The amount of the Investor Monthly Servicing Fee payable
       by the Trust to the Servicer for the Collection Period       $625,000.00




   8.  Withdrawal from Cash Collateral Amount.
       ---------------------------------------
       The amount to withdrawn from Cash Collateral Account
       on the related Distribution date.                                  $0.00


   9.  Cash Collateral Amount.
       -----------------------
       The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period


                                 Total                           $65,000,000.00

                The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                 Total                           $65,000,000.00


   10. Funds on Deposit in Cash Collateral Account
       -------------------------------------------
       The aggregate amount of funds on deposit in the Cash
       Collateral Account pursuant to Section 2.11(a)(viii) of the
       Amended Loan Agreement on such Distribution Date                  ($0.00)



   11. Series 1993-2 Guaranty Amount
       -----------------------------
       (a) The Available Series 1993-2 Guaranty Amount
           on such Distribution Date                             $10,000,000.00

       (b) The Required Series 1993-2 Guaranty Amount
           on such Distribution Date                             $10,000,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1993-2
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        12.     The Available Series 1993-2 Loan Amount
                ---------------------------------------
                The Available Series 1993-2 Loan Amount
                on such Distribution Date                       $55,000,000.00


        13.     The Economic Payout Amount
                --------------------------
                The Economic Payout Amount, if any, for such
                Distribution Date                                        $0.00


        14.     The Pool Factor
                ---------------
                The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                     1.00000000

        15.     The Portfolio Yield
                -------------------
                The Portfolio Yield for the related Monthly Period       11.69%


        16.     The Base Rate
                -------------
                The Base Rate for the related Monthly Period              7.65%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President